UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 11, 2006
CIVITAS BANKGROUP, INC.

(Exact name of registrant as specified in charter)

Tennessee	000-27393	62-1297760

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Corporate Centre, 810 Crescent Centre Drive, Suite 320, Franklin, Tennessee	37067

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 263-9500
N/A

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD.
     On July 11, 2006, Civitas BankGroup, Inc., a Tennessee corporation (the “Company”) issued the press release furnished herewith as Exhibit 99.1 announcing that the Company’s common stock had been approved for listing on the NASDAQ Global Market.

Item 8.01.	Other Events.
     On July 11, 2006, the Company announced that its common stock had been approved for listing on the NASDAQ Global Market. The Company expects that its common stock will begin trading on the NASDAQ Global Market at the open of trading on July 18, 2006 under the symbol “CVBG”.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
99.1	Press release of Civitas BankGroup, Inc. issued July 11, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIVITAS BANKGROUP, INC.
By:	/s/ Lisa Musgrove
Name:	Lisa Musgrove
Title:	Executive Vice President, Chief Operating Officer and Chief Financial Officer

Date: July 11, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Civitas BankGroup, Inc. issued July 11, 2006.